Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Theorem Main Master Fund LP

Theorem Prime + Yield Fund Master LP

Theorem Securitization Sponsor SPC, acting solely on behalf of and for the account of Theorem

Securitization Sponsor Segregated Portfolio 2

116 New Montgomery Street, Suite 820

San Francisco, California 94105

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Theorem Funding Trust 2021-1, Asset-Backed Notes. Theorem Main Master Fund LP, Theorem Prime + Yield Fund Master LP and Theorem Securitization Sponsor SPC, an exempted company with limited liability registered as a segregated portfolio company under the laws of the Cayman Islands, acting solely on behalf of and for the account of Theorem Securitization Sponsor Segregated Portfolio 2 (“Portfolio 2”) (collectively, the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File and Past Due Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Party” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 30, 2021, representatives of the Company provided us with an unsecured consumer loan listing with respect to 38,843 unsecured consumer loans (the “Unsecured Consumer Loan Listing”). At your instruction, we randomly selected 150 unsecured consumer loans from the Unsecured Consumer Loan Listing (the “Initially Selected Loans”).

On July 7, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business July 5, 2021, with respect to 37,628 unsecured consumer loans including 144 of the 150 Initially Selected Loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 6 additional unsecured consumer loans from the Statistical Loan File that were not an Initially Selected Loans (the “Subsequently Selected Loans”).

On July 23, 2021, representatives of the Company provided us with a computer-generated data file (the “Initial Past Due Data File”) and related record layout containing data, as represented to us by the Company, as of the close of business July 5, 2021, with respect to 15 past due unsecured consumer loans. (the “Past Due Sample Loans”). We make no representations as to the selection criteria used in determining the Past Due Sample Loans.

The Initially Selected Loans, the Subsequently Selected Loans and the Past Due Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

Further, on July 29, 2021, representatives of the Company provided us with a supplemental data file containing the current maturity date for each of the Sample Loans. We were instructed to append the Initial Statistical Loan File and the Initial Past Due Data file, as applicable, with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Loan File, as appended, is hereinafter referred to as the Statistical Data File. The Initial Past Due Data File, as appended, is hereinafter referred to as the “Past Due Data File.”)

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and Past Due Data File, as applicable, and indicated below.

Characteristics

1.  Loan number (for informational purposes only)

2.  Platform name

3.  Origination date

4.  Original principal balance

5.  Loan term (months)

6.  Borrower interest rate

7.  Annual percentage rate

8.  State of residence

9. Loan purpose 10. FICO score 11. Debt to income ratio 12. Reported annual income 13. Credit history days 14. Current principal balance 15. Current maturity date

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the related Loan Contract (the “Contract”).

We compared Characteristic 6. to the corresponding information set forth on or derived from the related Contract and to queries from the Company’s servicing system as of July 5, 2021 (collectively, the “Servicing System Query”), provided to us representatives of the Company.

We compared Characteristic 7. to the corresponding information set forth on or derived from the related “Truth in Lending Disclosure” and to the Servicing System Query.

We compared Characteristic 8. to the corresponding information set forth on or derived from the related Truth in Lending Disclosure.

We compared Characteristics 9. through 15. to the corresponding information set forth on or derived from the Servicing System Query.

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

At your instruction, for purposes of such comparisons:

•

with respect to our comparison of Characteristic 4. For the Sample Loan indicated on Appendix A, we observed a difference with respect to the original principal balance as set forth on the Statistical Loan File when compared to the original loan balance as set forth on the Contact. For this Sample Loan, we were instructed to perform an additional procedure and compare the original principal balance as set forth on the Statistical Loan File to the corresponding information set forth on the related forth in Lending Disclosure;

•	with respect to our comparison of Characteristic 7., differences of 0.02% or less are deemed to be “in agreement;”

•

with respect to our comparison of Characteristic 11., for those Sample Loans with a platform name (as set forth on the Contract) of “Prosper,” we were instructed to round the debt to income ratio (as set forth on the Servicing System Query) to the nearest whole number;

•	with respect to our comparison of Characteristic 12., differences of $0.04 or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 13., differences of 15 days or less are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File and Past Due Data File, as applicable, were found to be in agreement with the above mentioned Loan Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or Past Due Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the appropriateness for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File or Past Due Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 29, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 29, 2021.

In applying our agreed-upon procedures as outlined above, with respect to our comparison of Characteristic 4., we were instructed to perform an additional procedure for the following Sample Loan:

102427271

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 29, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Twenty differences for loan purpose.

2	One difference for FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 29, 2021

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Servicing System Query
1	1244033	Loan purpose	HOME_IMPROVEMENT	DEBT_CONSOLIDATION
1	1265442	Loan purpose	DEBT_CONSOLIDATION	OTHER
1	1281834	Loan purpose	DEBT_CONSOLIDATION	HOME_IMPROVEMENT
1	1286451	Loan purpose	DEBT_CONSOLIDATION	HOUSEHOLD_EXPENSES
1	1299466	Loan purpose	DEBT_CONSOLIDATION	HOME_IMPROVEMENT
1	1304851	Loan purpose	DEBT_CONSOLIDATION	OTHER
1	1325142	Loan purpose	OTHER	HOME_IMPROVEMENT
1	1333357	Loan purpose	DEBT_CONSOLIDATION	OTHER
1	1354445	Loan purpose	DEBT_CONSOLIDATION	OTHER
1	1392691	Loan purpose	HOME_IMPROVEMENT	SPECIAL_OCCASSION
1	1396150	Loan purpose	SPECIAL_OCCASION	DEBT_CONSOLIDATION
1	1396922	Loan purpose	DEBT_CONSOLIDATION	HOME_IMPROVEMENT
1	1409910	Loan purpose	OTHER	DEBT_CONSOLIDATION
1	1474843	Loan purpose	OTHER	DEBT_CONSOLIDATION
1	1486962	Loan purpose	HOME_IMPROVEMENT	DEBT_CONSOLIDATION
1	1490046	Loan purpose	DEBT_CONSOLIDATION	OTHER
1	1494092	Loan purpose	OTHER	DEBT_CONSOLIDATION
1	1503665	Loan purpose	HOUSEHOLD_EXPENSES	DEBT_CONSOLIDATION
1	1515903	Loan purpose	OTHER	SPECIAL_OCCASSION
1	1524513	Loan purpose	DEBT_CONSOLIDATION	AUTO_MOTORCYCLE_RV_BOAT
2	1531820	FICO score	600	<600

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.